UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2025 (April 24, 2025)

HCA HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11239	27-3865930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Plaza, Nashville, Tennessee	37203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 344-9551

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	HCA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors Compensation Program

On April 24, 2025, the Board of Directors (the “Board”) of HCA Healthcare, Inc. (the “Company”) approved the 2025-2026 Board of Directors Compensation Program, effective immediately, pursuant to which each non-management director will receive quarterly payment of the following cash compensation, as applicable (prorated for partial years):

•	$130,000 annual retainer for service as a Board member;

•	$30,000 annual retainer for service as Chair of the Audit and Compliance Committee;

•

$25,000 annual retainer for service as Chair of each of the Compensation Committee, Finance and Investments Committee, Nominating and Corporate Governance Committee or Patient Safety and Quality of Care Committee;

•	$100,000 annual retainer for service as the Chairman of the Board; and

•	$50,000 annual retainer for service as the independent presiding director.

Directors may elect to receive their annual retainer for service as a Board member or for service as Chairman of the Board or independent presiding director in cash or in the form of restricted share unit awards.

In addition to the director compensation described above, each non-management director will receive an annual board equity award with a value of $220,000, awarded upon joining the Board (prorated for months of service) and at each annual meeting of the stockholders thereafter. These equity grants consist of restricted share units ultimately payable in shares of the Company’s common stock and vest as to 100% of the award on the sooner of the date of the Company’s next annual stockholders’ meeting or the first anniversary of the grant date, subject to the director’s continued service on the Board. The restricted share units will also immediately vest upon the occurrence of a Change in Control (as defined in the applicable grant agreement). The directors may elect to defer receipt of shares under the restricted share units granted as part of the annual board equity award and any restricted share units received in lieu of cash retainers until the date they cease to be members of the Board. Directors will also be reimbursed for reasonable expenses incurred in connection with their service. Each non-management director is expected to directly or indirectly acquire a number of shares of the Company’s common stock with a value of five times the value of the annual cash retainer for a director’s service on the Board within five years from the date on which they are elected to the Board.

First Amendment to 2020 Stock Incentive Plan for Key Employees of HCA Healthcare, Inc. and its Affiliates

The Board previously approved, subject to stockholder approval, the First Amendment (the “First Amendment”) to the 2020 Stock Incentive Plan for Key Employees of HCA Healthcare, Inc. and its Affiliates (as amended by the First Amendment, the “Amended 2020 Stock Incentive Plan”). At the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) held on April 24, 2025 (as noted in Item 5.07 below), the Company’s stockholders approved the Amended 2020 Stock Incentive Plan. The First Amendment increases the number of shares of the Company’s common stock that may be issued by 13,150,000 shares and extends the term of the Amended 2020 Stock Incentive Plan to April 24, 2035. A detailed summary of the material terms of the Amended 2020 Stock Incentive Plan is included as part of Proposal 4 in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 14, 2025 (the “Proxy Statement”), and is incorporated herein by reference. That summary and the foregoing description of the Amended 2020 Stock Incentive Plan do not purport to be complete and are qualified in their entirety by reference to the full text of the First Amendment, a copy of which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”), providing for the exculpation of officers as permitted by the Delaware General Corporation Law. On April 24, 2025, the Company filed the Certificate of Amendment with the Delaware Secretary of State, to be effective April 25, 2025. A copy of the Certificate of Amendment, as filed with the Delaware Secretary of State, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on April 24, 2025. At the Annual Meeting, a total of 228,105,841 shares of the Company’s common stock, out of a total of 246,203,301 shares of common stock outstanding and entitled to vote as of the record date for the Annual Meeting, were represented in person or by proxy. Voting results from the Annual Meeting were as follows:

1. The following nine director nominees were elected to the Company’s Board of Directors for a one-year term, or until such director’s respective successor is duly elected and qualified or until such director’s earlier death, resignation or removal, as follows:

	For	Against	Abstentions	Broker Non-Votes
Thomas F. Frist III	203,253,730	9,073,785	127,446	15,650,880
Samuel N. Hazen	209,663,649	2,663,393	127,919	15,650,880
Robert J. Dennis	204,461,734	7,739,297	253,930	15,650,880
Nancy-Ann DeParle	188,280,461	23,255,380	919,120	15,650,880
William R. Frist	208,651,741	3,675,503	127,717	15,650,880
Hugh F. Johnston	196,321,939	15,989,478	143,544	15,650,880
Michael W. Michelson	204,653,775	7,666,672	134,514	15,650,880
Wayne J. Riley, M.D.	201,776,430	10,473,407	205,124	15,650,880
Andrea B. Smith	208,263,391	4,056,532	135,038	15,650,880

2. The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 was ratified as follows:

For	Against	Abstentions	Broker Non-Votes
207,353,356	20,631,138	121,347	0

3. The adoption of a non-binding advisory resolution on the Company’s named executive officer compensation as described in the Company’s 2025 proxy statement was approved as follows:

For	Against	Abstentions	Broker Non-Votes
198,712,163	13,569,145	173,653	15,650,880

4. The First Amendment to the 2020 Stock Incentive Plan for Key Employees of HCA Healthcare, Inc. and its Affiliates was approved as follows:

For	Against	Abstentions	Broker Non-Votes
205,907,358	6,380,537	167,066	15,650,880

5. The amendment to the Company’s amended and restated certificate of incorporation to provide for the exculpation of officers as permitted by Delaware law was approved as follows:

For	Against	Abstentions	Broker Non-Votes
190,215,349	22,063,435	176,177	15,650,880

6. The stockholder proposal regarding lavish golden parachutes as described in the Proxy Statement was not approved as follows:

For	Against	Abstentions	Broker Non-Votes
61,554,461	150,753,703	146,797	15,650,880

7. The stockholder proposal regarding an amendment to the Patient Safety and Quality of Care Committee charter as described in the Proxy Statement was not approved as follows:

For	Against	Abstentions	Broker Non-Votes
20,409,871	190,298,680	1,746,410	15,650,880

8. The stockholder proposal regarding a report on acquisition strategy as described in the Proxy Statement was not approved as follows:

For	Against	Abstentions	Broker Non-Votes
25,509,044	186,487,003	458,914	15,650,880

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of HCA Healthcare, Inc., as filed with the Secretary of State of Delaware on April 24, 2025 with an effective date of April 25, 2025.

10.1	First Amendment to 2020 Stock Incentive Plan for Key Employees of HCA Healthcare, Inc. and its Affiliates.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HEALTHCARE, INC.

By:	/s/ John M. Franck II
John M. Franck II
Vice President - Legal and Corporate Secretary

Date: April 29, 2025